Exhibit 99.1
Barclays Capital Energy/Power Conference September 15, 2010 Thomas J. Webb Executive Vice President and CFO Growing Forward

This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2010 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

Consumers Energy Transformation . . . . Raised common dividend 40% Reduced five-year investment plan to $6.4 billion Filed new Gas Rate Case requesting $55 million increase Completed Utility financing requirements Ludington Pumped Storage B C Cobb J H Campbell D E Karn J C Weadock J R Whiting Mio Alcona Cooke Foote Loud 5 Channels Hodenpyl Tippy Rogers Hardy Croton Webber Allegan Electric Gas Combination Recent Highlights Territory .. . . . back to Utility complete; investment plan strong. Zeeland Plant

Regulatory Timeline . . . . .. . . . well into second year under new, comprehensive Michigan energy law. "Cushion" 2009 2010 2010 2010 2010 2010 2010 2010 2010 2010 2011 Fourth Quarter First Quarter First Quarter First Quarter Second Quarter Third Quarter Fourth Quarter Fourth Quarter First Quarter 2009 & 2010 Gas Rate Cases U-15986 & U-16418 Self-implemented $89 M Final Order $66 M Filed $55 M Self implement 2010 Electric General Rate Case U-16191 Filed $178 M Filed $178 M Filed $178 M MPSC Staff $90 M Self-implemented $150 M Final Order Final Order Big Rock Point U-15611 $85 M refund $85 M refund $85 M refund $85 M refund $85 M refund 2009 Electric Rate Case U-15645 $16 M refund Electric Decoupling Reconciliation U-15645 File

Electric Sales Trend (weather adjusted) . . . . First Second Third Fourth First Second Second Half Industrial Sales -0.1 -0.12 -0.04 0.03 0.12 0.12 0.04 Total Sales 0.01 0.02 0.04 0.03 -0.01 Industrial Sales .. . . . continues to improve in our service territory, led by industrial customers. Total 2009 2010 Year over Year Comparison by Quarter First Second Third Fourth First Second Second Half Total sales -0.04 -0.06 -0.03 0.01 0.02 0.04 0.01 Total Sales 0.01 0.02 0.04 0.03 -0.01 2009 2010 Forecast Forecast

Plan Increases Certainty . . . . .. . . . for shareowners, with stronger dividend yield in projected "TSR" mix. New Plan 2011-2015 Prior Plan Investment (bils) $6.4 $7.2 EPS annual growth Dividend yield Projected Total Shareholder Return (TSR) 5% - 7% 5 10% - 12% 6% - 8% 4 10% - 12% Operating cash flow growth (mils) ^ $100 >$100 Avoided new common equity Five years Few years Parent debt net of cash (bils) $1.8 $1.7 $1.8 $1.6 Customer rate increases (excluding fuel) 2% 3% _ _ _ _ _ a At a $17 stock price a

2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 History 0.81 0.9 0.96 1.08 0.84 1.21 1.26 2009 Plan 1.35 1.43 1.5 1.58 1.68 1.77 Earnings Per Share (adjusted non-GAAP) . . . . New Plan (5% - 7% Growth) (2010-15) Prior Plan (6% - 8% Growth) (2010-15) .. . . . growth track record continues. 2003 - 2009 8% Growth Dividend Annual ¢/share _ _ _ _ _ a $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock b Pre increase b

Operating Cash Flow Growth . . . . .. . . . driven by investment growth. 2008 2009 2010 2011 2012 2013 2014 2015 CF after Capex -598 39 -22 20 -76 -31 -326 -144 73 160 220 325 479 384 497 271 CF after dividends 756 726 790 676 814 898 1032 987 CF after working capital 81 113 137 166 184 210 230 250 CF after interest 698 44 138 165 82 141 278 452 Operating cash flow 335 362 355 379 400 417 456 505 Amount (bils) $ Operating cash flow a up $0.1 billion per year $1.9 Interest Working capital and taxes Base Investment $1.3 $1.6 $1.7 $1.8 $1.5 $2.0 Cash flow before dividend Investment choices _ _ _ _ _ a Non-GAAP Prior Plan

Need for New Common Equity . . . . .. . . . deferred through Plan period. 2011 2012 2013 2014 New Common Equity Old Plan 0 Add New Plan 0 0 0 0 Remaining Tax Cash Benefits (bils) $0.4 $0.3 $0.2 $0.1 Cash Flow Better/(Worse) than Old Plan $0.1 $0.2 $0.3 $0.2

CMS Cash Flow and Liquidity . . . . .. . . . strong relative to peers. Available Liquidity b as a Percentage of Market Cap (at 7-20) 2010E-2011E Cash Flow as a Percentage of Market Cap (at 7-20) 0.06 -0.04 -0.04 -0.07 -0.08 -0.11 -0.12 -0.12 CMS -0.13 Source: JPMorgan _ _ _ _ _ a Top quartile for 2007-2009 actuals a Peer median: -16.6% 0.55 0.544 0.534 CMS 0.432 Peer median: 22% _ _ _ _ _ b As of March 31, 2010 Q1 Q2 Q3 Q4

Electric Rate Increases (average annual) . . . . .. . . . moderated for customers - down from prior years and prior plan. 2007-2009 2010-2015 Fuel (including CO2) 4 3 Base 3 2 1 7% 5% New Fuel Base 6% Prior

Investment Timing . . . . .. . . . optimized to include best projects. Renewables Smart Grid Environmental Maintenance Customer Growth Energy Optimization Electric Reliability and Other Gas Compression and Pipeline 0.7 0.3 1.4 2.7 0.3 0.4 0.4 0.2 2011-2015 Investment Plan $6.4 Billion 2011 2012 2013 2014 2015 1 1.3 1.3 1.5 1.3 Investment Plan by Year $6.4 Billion

Renewables Smart Grid Environmental Maintenance Customer Growth Energy Optimization Electric Reliability and Other Gas Compression and Pipeline 0.7 0.3 1.4 2.7 0.3 0.4 0.4 0.2 2011-2015 Investment Plan Renewable Energy Plans . . . . .. . . . increase renewables from 4% to 8% in 2012. ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ ^ Existing Renewable Facilities Proposed Company-owned Wind Facilities New Power Purchase Agreements (243 MW) ^ Cross Winds Energy Park Lake Winds Energy Park 100 MW 2012

Renewables Smart Grid Environmental Maintenance Customer Growth Energy Optimization Electric Reliability and Other Gas Compression and Pipeline 0.7 0.3 1.4 2.7 0.3 0.4 0.4 0.2 Revised Smart Grid Deployment . . . . Total project cost $750 million; down from $920 million Meter deployment begins late 2011; nearly one year earlier Removed deployment of gas only meters Minimize upfront IT system cost by installing only basic functionality Expanded functions installed later Improved ability to scale plan .. . . . improves overall financial viability. 2011-2015 Investment Plan Billing Customer Information Outage Management Work and Asset Management Enterprise Applications MDM/MDUS

Renewables Smart Grid Environmental Maintenance Customer Growth Energy Optimization Electric Reliability and Other Gas Compression and Pipeline 0.7 0.3 1.4 2.7 0.3 0.4 0.4 0.2 Environmental Expenditures . . . . .. . . . recovered costs in customer rates. Select catalytic reduction Spray dry absorbers Fabric filters 2011-2015 Investment Plan

Renewables Smart Grid Environmental Maintenance Customer Growth Energy Optimization Electric Reliability and Other Gas Compression and Pipeline 0.7 0.3 1.4 2.7 0.3 0.4 0.4 0.2 Maintenance Expenditures . . . . .. . . . necessary to meet customer demand. Maintain electric distribution lines, substations, and transformers Replace aging electric distribution equipment Pipeline inspection and replacement Maintain gas storage fields capacity 2011-2015 Investment Plan

New Investment Plan .. . . . reduces risk. 2008 2009 2010 2011 2012 2013 2014 2015 Depreciation 7.851 8.729 9.2 9.7 9.196 8.65 8.164 7.661 7.169 Maintenance 0.55 1.049 1.554 2.107 2.691 Customer growth 0.057 0.116 0.179 0.246 0.317 Environmental 0.125 0.311 0.598 0.941 1.294 Gas compression and pipelines 0.07 0.125 0.153 0.167 0.18 Smart Grid 0.052 0.121 0.196 0.259 0.329 Energy optimization 0.028 0.093 0.168 0.244 0.32 Electric reliability and other environmental 0.073 0.156 0.254 0.351 0.438 Renewables 0.045 0.175 0.331 0.52 0.656 5%-7% Bils $ Present Rate Base 2010 2011 2012 2013 2014 2015 Average Rate Base (bils) $10.2 $10.8 $11.6 $12.5 $13.4 0 Rate Base 2011 - 2015 Capital Investment . . . . Five-Year Plan (bils) Prior Plan (2010-14) $ 7.2 "Coal" deferred $ - 1.0 Smart Grid rollout - 0.4 Renewables accelerated + 0.1 Distribution + 0.2 Generation & Plan period + 0.3 Change $ - 0.8 New Plan (2011-15) $ 6.4 ?

Risk Mitigation through 2008 Energy Law Supply Renewable energy plan Energy optimization Retail open access cap Certificate of Necessity process Ratemaking File and implement ratemaking Forward test year Decoupling Uncollectibles tracker ? ? ? ? ? ? Law Implementation ? ? ? N/A ? ? Law mitigated several key risks. Implementation underway. ? ? ? ?

Utility Risk Mitigation . . . . .. . . . enhanced with decoupling and new electric "UA" tracker. Electric Gas Not Tracked Revenue 0.61 0.37 0.02 $6.1 Billion a Sales E&G Not Tracked 21% PSCR GCR E&G tracked East 33 28 36 3 PSCR 33% GCR 28% Electric & Gas Not Tracked 36% $5.5 Billion a Cost Electric & Gas Tracked 3% _ _ _ _ _ a Estimated 2010

Plan Solidly . . . . 2010 Target Adjusted EPS a $1.35 Operating cash flow a (bils) 1.4 Capital structure (year-end) FFO / Average debt 16% Parent debt (bils) b $1.8 Utility equity ratio c 48% Dividend + 40% Long Term EPS growth 5% - 7% Operating cash flow growth a (mils) ^$100 per year _ _ _ _ _ a Non-GAAP b Net of cash c Financial, excluding securitization and Palisades financing obligation .. . . . on track. ? ? ? ? ?

Key Takeaways . . . . .. . . . continued track record of strong results. Utility investment - visible: EPS growth of 5%-7% annually Operating cash flow growth of ^$100 million annually NOLs - avoid new equity Regulatory framework -- constructive Risks -- mitigated Total Shareowner Return: EPS 5% - 7% Dividend 5 TSR 10% - 12%

Appendix

ELECTRIC RATE CASE U-16191*
On January 22, 2010, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase of $178 million in its electric generation and distribution rates based on a test year of 12 months ending June 2011. On June 10, 2010, the MPSC staff filed a recommendation of $90 million based on a 10.35% ROE. The Staff suggested that its recommendation be adjusted upward by $25 million if the Company’s requested economic development sales tracker is not adopted by the Commission. The Staff also suggested that cap ex placed in service in 2011 be deferred for future recovery, rather than included in customer rates at this time. The Company plans to self implement a rate increase of $150 million, and filed a tariff sheet supporting this increase on July 13. The Commission approved the Company’s request and the self implemented rate increase will become effective on July 22, 2010. Below is a comparison of the Company’s self implemented amount to the MPSC Staff’s filed position.

	Company		Company
	Self	MPSC	B/(W)
	Implement	Staff	Staff
Item	(Mils)	(Mils)	(Mils)	Remarks
1.O&M	$21	$25	$(4)	Corporate restructuring: ($18) O&M savings
				Technology: $8 Staff update for 2009
				Corporate: $4 NEIL refund
				DOE Liability Interest: $2

2. Gross Margin	5	4	1	Miscellaneous revenues

3. Investment	106	80	26	Net Plant: $25 2011 Capex
				Working Capital: $6
				Depreciation expense: $6
				Taxes: ($5)
				AFUDC: ($6)

4. Cost of Capital	18	(19)	37	Return on equity (11% vs 10.35%): $30
				Capital structure: $9 Increased deferred taxes
				Debt costs: ($2)

Total	$150	$90	$60

Ratemaking	Existing	Consumers	MPSC
Capital Structure %	(U-15645)	Filing	Staff Filing
Long Term Debt	44.80%	41.77%	40.62%
Short Term Debt	0.78	1.51	1.51
Preferred Stock	0.48	0.44	0.44
Common Equity	40.51 (1)	41.49 (2)	41.59 (3)
Deferred FIT	12.80	14.26	15.30
JDITC/Other	0.63	0.53	0.54

	100.00%	100.00%	100.00%

(1)	Equivalent to 47.23% on a financial basis

(2)	Equivalent to 49.57% on a financial basis

(3)	Equivalent to 50.32% on a financial basis

Rate Base and Return	Existing	Consumers	MPSC
Percentage	(U-15645)	Self Implement	Staff Filing
Rate Base ($ billions)	$6.16	$6.97	$6.69
Return on Rate Base	6.98%	7.16%	6.83%
Return on Equity	10.70%	11.00%	10.35%
ELECTRIC RATE CASE SCHEDULE

Self Implement Rate Increase – $150 million	July 22, 2010
Cross of all Witnesses	July 15 – 28, 2010
Initial Briefs	August 26, 2010
Reply Briefs	September 16, 2010
Proposal for Decision	No PFD – Commission will read the record.
Decision	By January 20, 2011 (expected in fourth quarter)

*	Electric Rate Case U-16191 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/electric.html
Appendix-1

GAS RATE CASE U-16418*
On August 13, 2010, Consumers Energy filed an application with the Michigan Public Service Commission seeking an increase in its gas delivery and transportation rates based on a 2011 test year. The Company requests an authorized ROE of 11%, and proposes a full decoupling mechanism, including weather. If approved, this request would add about $2.95 per month, or about 3.4%, to the typical residential customer’s average monthly bill. The $55 million revenue deficiency is detailed below.

Item	$ Millions	Explanation
1. O&M	$16	Gas operations expense: $13
		Lost & unaccounted for and company use gas: $3

2. Margin	4	Miscellaneous revenues

3. Investment	30	Net plant: $19
		Working capital: $(2)
		Depreciation and property taxes: $10
		Taxes, AFUDC and other: $3

4. Cost of Capital	5	Return on equity: $8 (11.00% vs 10.55%)
		Capital structure and lower debt costs: $(3)

Total	$55

Ratemaking	Existing	As Filed		After-Tax
Capital Structure	(U-15986)	Percent of Total	Annual Cost	Weighted Costs
Long Term Debt	43.58%	41.86%	5.95%	2.49%
Short Term Debt	0.59	1.82	3.46	0.06
Preferred Stock	0.46	0.42	4.46	0.02
Common Equity	40.78	40.51 (1)	11.00	4.46
Deferred Taxes	13.30	14.33	0.00	0.00
JDITC/Other	1.29	1.06	6.67	0.07

	100.00%	100.00%		7.10%

	Existing
Rate Base and Return Percentage	(U-15986)	As Filed
Rate Base ($ billions)	$2.74	$2.90
Return on Rate Base	7.02%	7.10%
Return on Equity	10.55%	11.00%

(1)	Equivalent to 48.93% on financial basis.

*	Gas Rate Case U-16418 can be accessed at the Michigan Public Service Commission’s website. http://efile.mpsc.cis.state.mi.us/efile/gas.html
Appendix-2

Electric Customer Base Diversified . . . . Hemlock Semiconductor General Motors Pfizer Incorporated Meijer Incorporated Delphi Corporation State of Michigan WalMart Stores Dow Corning Corporation Packaging Corporation of America Spartan Stores Percent of 2009 electric gross margin is 4% Top Ten Customers Residential Commercial Autos Industrial Other (including ROA) 0.46 0.33 0.02 0.12 0.07 $1.6 Billion .. . . . "Autos" only 2% of gross margin. 2009 Electric Gross Margin Appendix-3

Capacity Fuel Mix - 2009 Consumers Energy Coal Gas Nuclear Renewables Pumped Storage Oil Purchases Other 2009 0.5 0.25 0.08 0.03 0.02 0.05 0.04 0.03 Midwest ISO Diversified fuel mix minimizes risk and optimizes cost. Coal Gas Nuclear Renewables Pumped Storage Oil Purchases 2009 0.34 0.34 0.09 0.03 0.11 0.08 0.01 Appendix-4

Uncollectible Writeoffs Trend . . . . .. . . . expected to subside in 2010. Millions $ 2006 2007 2008 2009 2010 Forecast Net of Tracker 47 51 Net Charge-offs 27.4 29.6 41.5 43 46 Bankruptcies 3 2.6 4.1 10 6 Net of Tracker $30 $32 $46 $47 $51 (Electric and Gas Businesses) Appendix-5

2010 Sensitivities . . . . _ _ _ _ _ a Decoupled excluding weather * Less than 0.5¢ or $500,000 .. . . . mitigated by decoupling and electric "UA" tracker. Annual Impact (w/trackers) Annual Impact (w/trackers) Annual Impact (w/trackers) Sensitivity EPS FCF (mils) Sales (weather adjusted) Electric (36,900 Gwh) Gas (282.1 Bcf) + 1% + 3% Decoupled + $0.04 a + $15 + 15 Gas prices + $0.50 * 15 Uncollectible accounts - gas (mils) + $5 0.01 5 ROE Electric Gas + 50 bps + 50 bps + 0.06 + 0.02 + 25 + 10 Stock price (dilution) + $1 share 0.01 0 + + + + Appendix-6

MATURITY SCHEDULE OF CMS AND CECO LONG-TERM DEBT & PREFERRED SECURITIES
AS OF 07/31/2010
Reflects 7/15/10 payment of $563K of IQ Notes survivors’ option puts (CECo)

		Maturity	Amount
F/V	S/U	or Call Date	(000’s)	DEBT/ CO
SHORT-TERM DEBT:

F	U	08/01/10	$67,291	7.75% Sr Unsec Notes (CMS)
F	U	04/15/11	213,653	8.5% Sr Notes (CMS)
F	U	SHORT-TERM	139,730	*3.375% Convertible Sr Notes (Next Put Date 07/15/13) (CMS)

			$420,674

LONG-TERM DEBT:
F	U	12/01/11	$287,500	*2.875% Convertible Sr Unsec Notes Put Date (CMS)

			$287,500
F	U	02/01/12	$150,000	6.3% Senior Notes (CMS)
F	S	02/15/12	300,000	5% Series L FMBs (CECo)

			$450,000
V	U	01/15/13	$150,000	Floating Rate Sr Notes (CMS)
F	S	04/15/13	375,000	5.375% Series B FMBs (CECo)

			$525,000
F	S	02/15/14	$200,000	6% FMBs (CECo)
F	U	06/15/14	172,500	5.5% Convertible Sr Notes Put Date (CMS)
F	S	03/15/15	225,000	5% FMBs Series N (CECo)
F	U	12/15/15	125,000	6.875% Sr Notes (CMS)
F	S	08/15/16	350,000	5.5% Series M FMBs (CECo)
F	S	02/15/17	250,000	5.15% FMBs (CECo)
F	U	07/17/17	250,000	6.55% Sr Notes (CMS)
F	S	03/01/18	180,000	6.875% Sr Notes (CECo)
V	S	04/15/18	67,700	VRDBs to replace PCRBs (CECo)
F	S	09/15/18	250,000	5.65% FMBs (CECo)
F	S	03/15/19	350,000	6.125% FMBs (CECo)
F	U	06/15/19	300,000	8.75% Sr Notes (CMS)
F	S	09/15/19	500,000	6.70% FMBs (CECo)
F	U	2/1/2020	300,000	6.25% Sr Notes (CMS)
F	S	04/15/20	300,000	5.65% FMBs (CECo)
F	U	07/15/27	28,667	QUIPS 7.75%(CMS) Pref Sec
V	S	04/01/35	35,000	PCRBs (CECo)
F	S	04/15/35	136,676	5.65% FMBs IQ Notes (CECo)
F	S	09/15/35	175,000	5.80% FMBs (CECo)

			$4,195,543

			$5,878,717	TOTAL

			$5,850,050	TOTAL EXCLUDING PREFERRED SECURITIES

		Various Maturity Dates/No Maturity Date Available:
			$218,085	CECo Securitization Bonds (Long-Term & Short-Term) after 07/20/10 payment
			220,977	CECo Capital lease rental commitments (Long-Term & Short-Term) as of 06/30/10
			162,922	CECo DOE Liability as of 07/31/10
			280,040	EnerBank (Long-Term & Short-Term) Discount Brokered CDs as of 06/30/10 (CMS)
			(33,090)	CMS Net unamortized discount as of 06/30/10
			(4,512)	CECo Net unamortized discount as of 06/30/10

			$6,723,137	GRAND TOTAL

*	—	Date that issue can be put to the Company is used instead of maturity date
            Status Codes: F-Fixed rate; V-Variable rate; S-Secured; U-Unsecured
Appendix-7

GAAP Reconciliation

CMS Energy
Earnings Reconciliation By Quarter and Year
December 31
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited Quarters
(millions, except per share amounts)	1Q03	2Q03	3Q03	4Q03	FY 2003

Reported net income	$82	$(65)	$(69)	$8	$(44)

After-tax items:
Electric and gas utility other				30	30
Enterprises other	5	7	62	37	111
Corporate other	1		19	4	24
Discontinued operations	(31)	53	(2)	(43)	(23)
Cumulative accounting changes	24				24

Ongoing earnings (non-GAAP)	$81	$(5)	$10	$36	$122

Average shares outstanding, basic	144.1	144.1	152.2	161.1	150.4

Average shares outstanding, diluted	165.0	144.1	152.2	161.1	150.4

Reported earnings per share	$0.52	$(0.45)	$(0.46)	$0.05	$(0.30)

After-tax items
Electric and gas utility other				0.19	0.21
Enterprises other	0.03	0.05	0.41	0.23	0.74
Corporate other			0.12	0.02	0.16
Discontinued operations	(0.19)	0.37	(0.01)	(0.27)	(0.16)
Cumulative accounting changes	0.14				0.16

Ongoing earnings per share (non-GAAP)	$0.50	$(0.03)	$0.06	$0.22	$0.81

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

2003 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q04*	2Q04	3Q04	4Q04	FY 2004

Reported net income — GAAP	$(9)	$16	$56	$47	$110

After-tax items:
Electric and gas utility other				(67)	(67)
Enterprises other	88		(29)	48	107
Corporate other	(7)		(1)	1	(7)
Discontinued operations	2		(8)	10	4
Cumulative accounting changes	2				2

Adjusted earnings, including M-T-M	$76	$16	$18	$39	$149
Mark-to-market impacts	NM	(13)	9	9	5

Adjusted earnings, excluding M-T-M	$76	$3	$27	$48	$154

Average shares outstanding, basic	161.1	161.2	161.5	190.2	168.6

Average shares outstanding, diluted	161.1	164.2	165.0	194.0	172.1

Reported earnings per share — GAAP	$(0.06)	$0.10	$0.34	$0.24	$0.64

After-tax items
Electric and gas utility other				(0.35)	(0.39)
Enterprises other	0.56		(0.17)	0.25	0.62
Corporate other	(0.05)		(0.01)	0.01	(0.03)
Discontinued operations	0.01		(0.05)	0.05	0.02
Cumulative accounting changes	0.01				0.01

Adjusted earnings per share, including M-T-M	$0.47	$0.10	$0.11	$0.20	$0.87
Mark-to-market impacts	NM	(0.08)	0.06	0.05	0.03

Adjusted earnings per share, excluding M-T-M	$0.47	$0.02	$0.17	$0.25	$0.90

Note:	Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

*	Quarterly amounts differ from amounts previously reported due to accelerating the measurement date on our benefit plans by one month and the remeasurement of our post retirement obligation.

NM:	Not meaningful.

2004 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q05	2Q05	3Q05	4Q05	FY 2005

Reported net income — GAAP	$150	$27	$(265)	$(6)	$(94)

After-tax items:
Electric and gas utility other
Enterprises other	(2)	(1)	(1)	13	9
Corporate other		1		8	9
Discontinued operations				(14)	(14)
Asset impairment			385		385

Adjusted earnings, including M-T-M	$148	$27	$119	$1	$295
Mark-to-market impacts	(75)	19	(75)	40	(91)

Adjusted earnings, excluding M-T-M	$73	$46	$44	$41	$204

Average shares outstanding, basic	195.3	217.9	219.6	218.5	211.8

Average shares outstanding, diluted	206.3	228.9	219.6	218.5	211.8

Reported earnings per share — GAAP	$0.74	$0.12	$(1.21)	$(0.03)	$(0.44)

After-tax items
Electric and gas utility other
Enterprises other	(0.01)	NM	NM	0.06	0.04
Corporate other		NM		0.03	0.04
Discontinued operations				(0.06)	(0.07)
Asset impairment			1.75		1.82

Adjusted earnings per share, including M-T-M	$0.73	$0.12	$0.54	$0.00	$1.39
Mark-to-market impacts	(0.36)	0.08	(0.34)	0.19	(0.43)

Adjusted earnings per share, excluding M-T-M	$0.37	$0.20	$0.20	$0.19	$0.96

Note: Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

2005 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited
	2006				2006
(In millions, except per share amounts)	1Q	2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$(27)	$72	$(103)	$(32)	$(90)

After-tax items:
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(29)	25	(4)
Corporate interest and other	2	(15)	4	82	73
Discontinued operations (gain)	(1)	(2)	(1)	(2)	(6)
Asset impairment charges	—	—	169	—	169

Adjusted earnings, including MTM	$(26)	$55	$40	$73	$142
Mark-to-market impacts	74	21	30	(13)	112

Adjusted earnings, excluding MTM	$48	$76	$70	$60	$254

Average shares outstanding, basic	219.1	219.6	220.1	220.6	219.9
Average shares outstanding, diluted	219.1	229.6	220.1	220.6	219.9

Reported earnings per share — GAAP	$(0.12)	$0.31	$(0.47)	$(0.15)	$(0.41)

After-tax items
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(0.13)	0.11	(0.02)
Corporate other	0.01	(0.07)	0.02	0.38	0.27
Discontinued operations	(0.01)	(0.01)	—	(0.01)	(0.03)
Asset impairment charges	—	—	0.76	—	0.76

Adjusted earnings per share, including MTM	$(0.12)	$0.23	$0.18	$0.33	$0.57
Mark-to-market impacts	0.34	0.10	0.13	(0.06)	0.51

Adjusted earnings per share, excluding MTM	$0.22	$0.33	$0.31	$0.27	$1.08

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

NM:	Not Meaningful.
2006 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

	(In millions, except per share amounts)
	2007
	1Q	2Q	3Q	4Q	Dec YTD

Reported net income (loss) — GAAP	($215)	$33	$82	($127)	($227)

After-tax items:
Electric and gas utility	4	—	—	—	4
Enterprises	49	19	(10)	222	280
Corporate interest and other	(81)	32	9	(38)	(78)
Discontinued operations (income) loss	178	(91)	—	2	89
Asset impairment charges, net	157	25	(49)	—	133

Adjusted income — non-GAAP	$92	$18	$32	$59	$201

Average shares outstanding, basic	221.5	222.6	223.0	223.4	222.6
Average shares outstanding, diluted	221.5	222.6	241.3	223.4	222.6

Reported earnings (loss) per share — GAAP	($0.97)	$0.15	$0.34	($0.57)	($1.02)

After-tax items:
Electric and gas utility	0.01	—	—	—	(0.07)
Enterprises	0.23	0.08	(0.04)	0.99	1.25
Corporate interest and other	(0.36)	0.15	0.03	(0.17)	(0.32)
Discontinued operations (income) loss	0.80	(0.41)	—	0.01	0.40
Asset impairment charges, net	0.71	0.11	(0.20)	—	0.60

Adjusted earnings per share — non-GAAP	$0.42	$0.08	$0.13	$0.26	$0.84

	(In millions, except per share amounts)
	2008
	1Q		2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$103		$46	$79	$61	$289

After-tax items:
Electric and gas utility	—		1	6	5	12
Enterprises	*		(4)	(* )	1	(3)
Corporate interest and other	—		—	(6)	1	(5)
Discontinued operations (income) loss	(*	)	1	(1)	*	*

Adjusted income — non-GAAP	$103		$44	$78	$68	$293

Average shares outstanding, basic	223.5		223.7	224.1	224.5	223.9
Average shares outstanding, diluted	236.6		239.1	234.3	226.6	234.8

Reported earnings per share — GAAP	$0.44		$0.19	$0.34	$0.27	$1.23

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03	0.05
Enterprises	*		(0.02)	0.01	*	(0.01)
Corporate interest and other	—		—	(0.03)	*	(0.02)
Discontinued operations (income) loss	(*	)	0.01	(0.01)	*	*

Adjusted earnings per share — non-GAAP	$0.44		$0.19	$0.33	$0.30	$1.25

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.
2008 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2009
	1Q	2Q	3Q	4Q		Dec YTD

Reported net income — GAAP	$70	$75	$67	$6		$218

After-tax items:
Electric and gas utility	—	—	—	79		79
Enterprises	*	16	2	4		22
Corporate interest and other	*	1	1	(1)		1
Discontinued operations (income) loss	1	(25)	1	3		(20)

Adjusted income — non-GAAP	$71	$67	$71	$91		$300

Average shares outstanding, basic	226.6	226.9	227.3	227.8		227.2
Average shares outstanding, diluted	233.2	234.6	238.5	243.0		237.9

Reported earnings per share — GAAP	$0.30	$0.32	$0.28	$0.02		$0.91

After-tax items:
Electric and gas utility	—	—	—	0.33		0.33
Enterprises	*	0.07	0.01	0.02		0.09
Corporate interest and other	*	*	*	(*	)	0.01
Discontinued operations (income) loss	0.01	(0.11)	0.01	0.01		(0.08)

Adjusted earnings per share — non-GAAP	$0.31	$0.28	$0.30	$0.38		$1.26

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.

2009 A-1

Consumers Energy
2009 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Pension	Accts/Rec	Capital	Securitization	Operating	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Financing	Lease Pymts	Debt Pymts	Activites	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Operating	as Financing	as Financing	as Investing	as Financing	as Financing	Amount	Description
Cash at year end 2008	$69	$—	$—	$—	$—	$—	$—	$—	$—	$—	$69	Cash at year end 2008

Sources
Operating	$1,315	$(82)	$(224)	$—	$—	$23	$34	$(35)	$—	$—	$1,031
Other working capital	210	—	—	(199)	(120)	—	—	—	—	—	(109)	Net cash provided by operating activities

Sources	$1,525	$(82)	$(224)	$(199)	$(120)	$23	$34	$(35)	$—	$—	$922

Uses
Interest and preferred dividends	$(226)	$—	$224	$—	$—	$—	$—	$35	$2	$—	$35
Pension Contribution	(199)	—	—	199	—	—	—	—	—	—	—
Capital expenditures	(885)	—	—	—	—	—	—	—	—	—	(885)
Dividends/tax sharing to CMS	(367)	82	—	—	—	—	—	—	—	285	—	Net cash provided by investing activities

Uses	$(1,677)	$82	$224	$199	$—	$—	$—	$35	$2	$285	$(850)

Cash flow	$(152)	$—	$—	$—	$(120)	$23	$34	$—	$2	$285	$72	Cash flow from operating and investing activities

Financing
Equity	$100	$—	$—	$—	$—	$—	$—	$—	$(2)	$—	$98
New Issues	500	—	—	—	—	—	—	—	—	—	500
Retirements	(353)	—	—	—	—	(23)	(34)	—	—	(285)	(695)
Other	(5)	—	—	—	—	—	—	—	—	—	(5)
Net short-term financing	(120)	—	—	—	120	—	—	—	—	—	—	Net cash provided by financing activities

Financing	$122	$—	$—	$—	$120	$(23)	$(34)	$—	$(2)	$(285)	$(102)

Net change in cash	$(30)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(30)	Net change in cash

Cash at year end 2009	$39	$—	$—	$—	$—	$—	$—	$—	$—	$—	$39	Cash at year end 2009

2009 A-2

CMS Energy Parent
2009 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Pref Stk	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Retirement	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	as Operating	Companies	Amount	Description
Cash at year end 2008	$117	$—	$—	$—	$—	$—	$21	$138	Cash at year end 2008

Sources
Consumers Energy dividends/tax sharing	$367	$(125)	$(19)	$—	$—	$(7)	$—	$216
Enterprises	16	—	—	(34)	—	—	13	(5)

Sources	$383	$(125)	$(19)	$(34)	$—	$(7)	$13	$211	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(136)	$125	$—	$—	$11	$—	$—	$—
Overhead and Federal tax payments	(19)	—	19	—	—	—	—	—
Pension Contributions	(7)	—	—	7	—	—	—	—
Equity infusions	(100)	—	—	27	—	—	(82)	(155)

Uses (a)	$(292)	$125	$19	$34	$11	$—	$(82)	$(185)	Net cash provided by investing activities

Cash flow	$91	$—	$—	$—	$11	$(7)	$(69)	$26	Cash flow from operating and investing activities

Financing and dividends
New Issues	$473	$—	$—	$—	$(11)	$7	$71	$540
Retirements	(473)	—	—	—	—	—	—	(473)
Net short-term financing	(80)	—	—	—	—	—	—	(80)
Other	8	—	—	—	—	—	—	8
Common dividend	(113)	—	—	—	—	—	—	(113)

Financing	$(185)	$—	$—	$—	$(11)	$7	$71	$(118)	Net cash provided by financing activities

Net change in cash	$(94)	$—	$—	$—	$—	$—	$2	$(92)	Net change in cash

Changes in Cash included in asset held for sale	$—	$—	$—	$—	$—	$—	$5	$5	Changes in Cash included in asset held for sale

Cash at year end 2009	$23	$—	$—	$—	$—	$—	$28	$51	Cash at year end 2009

(a)	Includes other and roundings
2009 A-3

Consolidated CMS Energy
2009 Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications
			to Arrive at the Consolidated
			Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2008	$69	$138	$—	$—	$207	Cash at year end 2008

Net cash provided by operating activities	$922	$211	$(285)	$—	$848	Net cash provided by operating activities

Net cash provided by investing activities	(850)	(185)	—	100	(935)	Net cash provided by investing activities

Cash flow from operating and investing activities	$72	$26	$(285)	$100	$(87)	Cash flow from operating and investing activities

Net cash provided by financing activities	$(102)	$(118)	$285	$(100)	$(35)	Net cash provided by financing activities

Net change in cash	$(30)	$(92)	$—	$—	$(122)	Net change in cash

Changes in Cash included in asset held for sale	$—	$5	$—	$—	$5	Changes in Cash included in asset held for sale

Cash at year end 2009	$39	$51	$—	$—	$90	Cash at year end 2009

2009 A-4

CMS Energy
Reconciliation of 2009 Operating Cash Flow Target to GAAP Operating Activities
(unaudited)

	Amount
	(mils)

Consumers Operating (Consumers PTOI + Depreciation)	$1,315
Enterprises (Project Cash Flows)	16

Operating Cash Flow	$1,331	non-GAAP

Other operating activies including taxes, interest payments and working capital	(483)

Net cash provided by operating activites	$848	GAAP

2009 A-5

Consumers Energy
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows								Consolidated
Presentation Sources and Uses		Tax	Interest	Pension	Accts/Rec	Capital	Securitization	Preferred	Common	Statements of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2009	$39	$—	$—	$—	$—	$—	$—	$—	$—	$39	Cash at year end 2009

Sources
Operating	$1,450	$(235)	$(221)	$—	$—	$23	$35	$—	$—	$1,052
Other working capital	(135)	—	—	(97)	(50)	—	—	—	—	(282)

Sources	$1,315	$(235)	$(221)	$(97)	$(50)	$23	$35	$—	$—	$770	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(223)	$—	$221	$—	$—	$—	$—	$2	$—	$—
Pension Contribution	(97)	—	—	97	—	—	—	—	—	—
Capital expenditures	(1,010)	—	—	—	—	—	—	—	—	(1,010)
Dividends/tax sharing to CMS	(570)	235	—	—	—	—	—	—	335	—

Uses	$(1,900)	$235	$221	$97	$—	$—	$—	$2	$335	$(1,010)	Net cash provided by investing activities

Cash flow	$(585)	$—	$—	$—	$(50)	$23	$35	$2	$335	$(240)	Cash flow from operating and investing activities
Financing
Equity	$250	$—	$—	$—	$—	$—	$—	$(2)	$—	$248
New Issues	550	—	—	—	—	—	—	—	—	550
Retirements	(310)	—	—	—	—	(23)	(35)	—	(335)	(703)
Net short-term financing & other	81	—	—	—	50	—	—	—	—	131

Financing	$571	$—	$—	$—	$50	$(23)	$(35)	$(2)	$(335)	$226	Net cash provided by financing activities

Net change in cash	$(14)	$—	$—	$—	$—	$—	$—	$—	$—	$(14)	Net change in cash

Cash at year end 2010	$25	$—	$—	$—	$—	$—	$—	$—	$—	$25	Cash at year end 2010

2010 A-1

CMS Energy Parent
2010 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
							Consolidated
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2009	$23	$—	$—	$—	$—	$28	$51	Cash at year end 2009

Sources
Consumers Energy dividends/tax sharing	$570	$(124)	$(30)	$—	$—	$—	$416
Enterprises	35						35
Insurance settlement	50	—	—	(45)	—	5	10

Sources	$655	$(124)	$(30)	$(45)	$—	$5	$461	Net cash provided by operating activities

Uses
Interest and preferred dividends	$(135)	$124	$—	$—	$11	$—	$—
Overhead and Federal tax payments	(30)	—	30	—	—	—	—
Pension Contributions	(3)	—	—	3	—	—	—
Equity infusions	(250)	—	—	42	—	(48)	(256)

Uses (a)	$(460)	$124	$30	$45	$11	$(48)	$(298)	Net cash provided by investing activities

Cash flow	$195	$—	$—	$—	$11	$(43)	$163	Cash flow from operating and investing activities

Financing and dividends
New Issues	$300	$—	$—	$—	$(11)	$26	$315
Retirements	(80)	—	—	—	—	—	(80)
Net short-term financing & other	(21)	—	—	—	—	—	(21)
Common dividend	(137)	—	—	—	—	—	(137)

Financing	$62	$—	$—	$—	$(11)	$26	$77	Net cash provided by financing activities

Net change in cash	$257	$—	$—	$—	$—	$(17)	$240	Net change in cash

Cash at year end 2010	$280	$—	$—	$—	$—	$11	$291	Cash at year end 2010

(a)	Includes other and roundings

2010 A-2

Consolidated CMS Energy
2010 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications
			to Arrive at the Consolidated
			Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity	Consolidated Statements
	Consumers	CMS Parent	Common Dividend	Infusions to	of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2009	$39	$51	$—	$—	$90	Cash at year end 2009

Net cash provided by operating activities	$770	$461	$(335)	$—	$896	Net cash provided by operating activities

Net cash provided by investing activities	(1,010)	(298)	—	250	(1,058)	Net cash provided by investing activities

Cash flow from operating and investing activities	$(240)	$163	$(335)	$250	$(162)	Cash flow from operating and investing activities

Net cash provided by financing activities	$226	$77	$335	$(250)	$388	Net cash provided by financing activities

Net change in cash	$(14)	$240	$—	$—	$226	Net change in cash

Cash at year end 2010	$25	$291	$—	$—	$316	Cash at year end 2010

2010 A-3

CMS Energy
Reconciliation of 2010 Operating Cash Flow Target to GAAP Operating Activities
(unaudited)

	Amount
	(mils)

Consumers Operating (Consumers PTOI + Depreciation)	$1,450
Enterprises (Project Cash Flows)	35

Operating Cash Flow	$1,485	non-GAAP

Other operating activies including taxes, interest payments and working capital	(589)

Net cash provided by operating activites	$896	GAAP

2010 A-4